                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2007
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                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

          NEW YORK                   0-3319              13-1784308
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(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

         11550 West King Street, Franklin Park, IL       60131
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         (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
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          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

      On May 24, 2007, the registrant's RFI subsidiary was served with a subpoena to testify before a grand jury from the United States District Court,
Eastern District of New York to provide items and records from its Bay Shore,
New York offices regarding U.S. Department of Defense contracts and a search warrant from the United States District Court, Eastern District of New York was
issued and executed with respect to such offices. The registrant believes it is in full compliance with the quality standards its customers require and is fully cooperating with investigators to assist them with their review. The registrant's RFI subsidiary is continuing to ship products to the U.S.
Government as well as its commercial customers.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DEL GLOBAL TECHNOLOGIES CORP.
                                          (Registrant)

Date: May 30, 2007
                                    By: /s/ Mark A Zorko
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                                    Name:  Mark A. Zorko
                                    Title: Chief Financial Officer and Secretary